Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

STAG INDUSTRIAL, INC.,

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

AND THE CONTRIBUTORS

DATED AS OF April 20, 2011

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (including all exhibits and schedules, this “Agreement”) is made and entered into as of April 20, 2011, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), and the contributors whose names are set forth on the signature pages hereto (each a “Contributor” and collectively, the “Contributors”).

RECITALS

A.            In connection with the initial public offering of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company, the Operating Partnership and the Contributors will engage in certain formation transactions (the “Formation Transactions”) whereby:

(i)            the Contributors will contribute to the Operating Partnership their interests in entities owning certain real estate properties and other assets (the “Properties”); and

(ii)           the Contributors will receive common units of limited partnership in the Operating Partnership (“OP Units”) in exchange for their respective indirect interests in the Properties, and a subsidiary of the Company will be the general partner of the Operating Partnership.

B.            Pursuant to the Partnership Agreement (as defined below), the OP Units will be redeemable for cash or, at the sole and absolute discretion of the Company, exchangeable for shares of Common Stock upon the terms and subject to the conditions contained in the Partnership Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions.  In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York or Boston, Massachusetts are authorized or required by law, regulation or executive order to close.

“Charter” means the amended and restated charter of the Company as filed with the State Department of Assessments and Taxation of Maryland on April 7, 2011, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Confidential Information” means Confidential Information as defined in Section 2.13(a).

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“Demand Registration Statement” means a Demand Registration Statement as defined in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Family Member” of any individual means such individual’s spouse, ex-spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and intervivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“GI Entities” means GI STAG Investco, LLC, STAG GI Investments, LLC, GI Partners Fund III-A L.P., GI Partners Fund III-B L.P., GI Partners Fund III L.P., GI STAG UBTI Blocker, Inc. and GI STAG ECI Blocker, Inc.

“Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (x) permitted under the Partnership Agreement, the Charter or a separate written agreement between the Holder and the Company, as applicable, and (y) (1) the Company is furnished with written notice of the name and address of such assignee or transferee and the securities with respect to which such registration rights are being assigned and (2) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 2.9.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.9.

“Indemnitee” means Indemnitee as defined in Section 2.7.

“Initial Holder” means (i) any Contributor, (ii) any partner, member or stockholder of any Contributor and any of their respective partners, members or stockholders (and continuing to any and all other partners, members or stockholders that receive a permitted distribution of OP Units or Registrable Securities), (iii) any Affiliate of any such partner, member or stockholder, and (iv) any Family Member of any of the foregoing.

“Initial Public Offering” means the offering of Common Stock pursuant to the Form S-11 Registration Statement (No. 333-168368) filed by the Company with the Commission under the Securities Act.

“Inspectors” means Inspectors as defined in Section 2.5(g).

“Losses” means Losses as defined in Section 2.7.

“Market Value” means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for registration pursuant to Section 2.2.  The market price for each such trading day shall be:

(i) if the Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system,

(ii) if the Common Stock is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or

(iii) if the Common Stock is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than (10) days prior to the date in question) for which prices have been so reported;

provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Notice Period” means the Notice Period as defined in Section 2.2(a).

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of April 20, 2011, as the same may be amended, modified or restated from time to time.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Records” means Records as defined in Section 2.5(g).

“Registrable Securities” means shares of Common Stock at any time owned, either of record or beneficially, by any Holder and issued in the Formation Transactions or upon exchange of OP Units received in the Formation Transactions and any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares until

(i)            a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement;

(ii)           such shares shall have ceased to be outstanding;

(iii)          such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met;

(iv)          such shares held may be sold pursuant to Rule 144 under the Securities Act (or any similar rule or regulation then in effect) without limitation as to volume or manner of sale; or

(v)           such shares have been sold or otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act;

provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Sections 2.7 and 2.8 shall mean all shares that are registered on the applicable Shelf Registration, Demand Registration or Piggy-Back Registration, notwithstanding that such shares may not otherwise be “Registrable Securities” by operation of clause (iv) above.

“Registration Expenses” means Registration Expenses as defined in Section 2.6.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

“Shelf Registration Statement” means a Shelf Registration statement as defined in Section 2.1.

“STAG Parties” means STAG Investments III, LLC and STAG Investments IV, LLC.

“Suspension” means a Suspension as defined in Section 2.14.

“Suspension Notice” means a Suspension Notice as defined in Section 2.14.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II
REGISTRATION RIGHTS

2.1           Shelf Registration.  Within two weeks after the anniversary of the consummation date of the Initial Public Offering, subject to Section 2.13 and 2.14,  the Company shall prepare and file a “shelf” registration statement with respect to the resale (except as provided in the next sentence) of the Registrable Securities on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (together with any amendments or supplements thereto, the “Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities.  With respect to Holders other than Affiliates of the Company (including as an Affiliate of the Company, for purposes of this Section 2.1, the GI Entities), the Company may, at its option, satisfy its obligation in this Section 2.1 to register on a Shelf Registration Statement the resale of the Registrable Securities by instead registering on a Shelf Registration Statement the issuance of the Registrable Securities by the Company to such Holders, provided such issuance Shelf Registration Statement is initially filed within the time period required by the staff of the Commission.  In the event that the Company fails to file, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, the Holders may participate in a Piggy-Back Registration (as defined below) pursuant to Section 2.3 herein; provided, further, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to allow participation in a Piggy-Back Registration. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a Shelf Registration Statement unless the Company is eligible to file a registration Statement on Form S-3 or any successor form.

2.2           Demand Registration

(a)           Request for Registration.  Commencing on or after the date which is one year after the consummation date of the Initial Public Offering, Holders (which may include the GI Entities and the STAG Entities), the GI Entities (so long as they are Holders) or the STAG Entities (so long as they are Holders) may, subject to Section 2.13 and Section 2.14, deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, a “Demand Registration Statement”), registering under the Securities Act all or part of its or their Registrable Securities (a “Demand Registration”).  For purposes of this Agreement, a Demand Registration requested by the Holders is referred to as a “Holder Demand Registration,” a Demand Registration requested by the GI Entities is referred to a “GI Demand Registration,” and a Demand Registration requested by the STAG Entities is referred to as a “STAG Demand Registration.”  Notwithstanding the foregoing, (i) the Company shall not be obligated to effect more than six Demand Registrations in total, one GI Demand Registration in total or one STAG Demand Registration in total or more than one Demand Registration in any twelve month period, except that a GI Demand Registration may occur six months before or after a Holder Demand Registration or a STAG Demand Registration, and (ii) in the case of a Holder Demand Registration, the number of shares of Registrable Securities proposed to be sold by the Holders making such written request shall have a Market Value of at least $20,000,000.  Any request for a Demand Registration will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.  Within five (5) Business Days after receipt of such request, the Company will give written notice of such registration request to all other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the mailing of the Company’s notice to the applicable Holder (the “Notice Period”).  Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof (which may include an underwritten offering).

(b)           Effective Registration.  A registration will not count as a Demand Registration until it has become effective.  For purposes of this Agreement, an offering on a Demand Registration Statement is deemed to be effected on the effective date thereof and has remained effective and available for at least 180 days.

(c)           Selling Holders Become Party to Agreement.  Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Article II, he or she may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d)           Underwritten Demand Registrations.  If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering.  The Company shall select the book-running managing Underwriter in connection with any such Demand Registration; provided that such managing Underwriter must be reasonably satisfactory to (i) in the case of a Holder Demand Registration, the Holders of a majority of the shares of the Registrable Securities to be registered on such Demand Registration and, as long as the GI Entities register on such Demand Registration Registrable Securities with a Market Value of at least $5,000,000, the GI Entities, (ii) in the case of a GI Demand Registration, the GI Entities and (iii) in the case of a STAG Demand Registration, the STAG Entities.  The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to a majority of the Holders of the Registrable Securities initiating such Demand Registration.

2.3           Piggy-Back Registration.

(a)           Subject to Section 2.1 hereof, if the Company proposes to file a registration statement under the Securities Act (or a prospectus supplement to effect a takedown from an effective shelf registration statement) with respect to an underwritten equity offering by the Company for its own account or for the account of any of its respective security holders of any class of security (other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of Common Stock for its own account as a result of the exercise of the exchange rights set forth in the Partnership Agreement, (ii) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement or (iii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than ten (10) Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”).  The Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

(b)           The Company shall select the lead underwriter or underwriters and any co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggy-Back Registration.  In the event the Company gives the Holders notice of its intention to effect an offering pursuant to a Piggy-Back Registration and subsequently declines to proceed with such offering, the Holders shall have no rights in connection with such offering; provided, however, that, subject to Sections 2.13 and 2.14, at the request of the Holders, the Company shall proceed with such offering with respect to the Registrable Securities included therein, which offering shall be deemed a Demand Registration for all purposes hereunder. The Holders shall participate in any offering of Registrable Securities pursuant to a Piggy-Back Registration (or deemed Demand Registration, if applicable) in accordance with the same plan of distribution for such Piggy-Back Registration as the Company or the holder or holders of Common Stock that proposed such Piggy-Back Registration, as the case may be.

2.4           Reduction of Offering.  Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 or Section 2.3 hereof advise the Company and the Holders of the Registrable Securities included in such offering that, in their judgment, (i) the size of the offering that the Holders, the Company and such other Persons intend to make or (ii) in the case of a Piggy-Back Registration only, the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the marketability of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then

(A)          if the size of the offering is the basis of such Underwriter’s advice, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the number of Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided, that, in the case of a Demand Registration, the number of Registrable Securities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a GI Demand Registration, the number of Registrable Securities of the GI Entities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a STAG Demand Registration, the number of Registrable Securities of the STAG Entities to be included in such Demand Registration shall not be reduced unless all other securities are first entirely excluded from such underwriting; provided further, that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other Persons as well as the Company, then the Company shall include in such offering:

(1)           first, securities that the Company proposes to offer;

(2)           second, securities requested to be included therein by the Holders, pro rata;

(3)           third, securities that any other Person proposes to offer pursuant to contractual rights of such holder or holders, pro rata; and

(4)           fourth, any other securities; and

(B)           if the combination of securities to be offered is the basis of such Underwriter’s advice, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the provisos in clause (A)) or (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering; provided that no Registrable Securities will be excluded from an offering pursuant to this clause (B) in the case of a Demand Registration.

2.5           Registration Procedures; Filings; Information.  In connection with any Shelf Registration Statement under Section 2.1 or whenever Holders request that any Registrable Securities be registered pursuant to Section 2.2 hereof, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (which in the case of a Demand Registration but not in the case of a Shelf Registration Statement may include an underwritten offering) as quickly as practicable, and in connection with any such request:

(a)           Subject to Section 2.13, the Company will as expeditiously as possible within the time periods set forth in Sections 2.1 and 2.2 but in any event no later than 30 days after the Notice Period for a Demand Registration, prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective: (i) in the case of a Shelf Registration Statement filed pursuant to Section 2.1 hereof, for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities; and (ii) in the case of a Demand Registration Statement filed pursuant to Section 2.2 hereof, for at least 180 days.

(b)           The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)           After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)           The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities in such jurisdictions; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)           The Company will immediately notify each Selling Holder, at any time when a preliminary prospectus, prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(f)            The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as the Selling

Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, in the case of a GI Demand Registration or a STAG Demand Registration and to the extent reasonably requested by the lead or managing Underwriters, sending appropriate officers of the Company to attend “roadshows” scheduled in reasonable number and at reasonable times.

(g)           The Company will make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Selling Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public.  Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h)           The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under applicable accounting standards, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefore reasonably requests.

(i)            The Company will otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(j)            So long as Common Stock is listed or quoted on any United States securities exchange or quotation system, the Company will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

2.6           Registration Expenses.  In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any legal opinions or comfort letters or costs associated with the delivery by counsel or independent certified public accountants, as applicable, of an opinion or opinions or comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; provided, that the Company shall not be required to pay any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn (other than if such withdrawal (i) is the result of any change, or development that would reasonably be expected to have a change, in the financial markets in the United States or in national financial or economic conditions that would adversely affect the marketability of the offering or (ii) is the result of any change, or development that would reasonably be expected to have a change, in the financial condition or results of operations of the Company that would adversely affect the marketability of the offering, and, in either case, such withdrawal is made with reasonable promptness following such change or development) at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).  If such Holders shall fail to reimburse the Company for such expenses, the Company shall not be obligated to file another Demand Registration Statement for a period of 12 months from the date such registration statement was withdrawn.  The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, any fees and expenses of counsel to the Underwriters attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

2.7           Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Indemnitee”) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, “Losses”) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related preliminary prospectus, prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission included or omitted in conformity with information furnished in writing to the Company by such Indemnitee or on such Indemnitee’s behalf expressly for inclusion therein.  The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.7.  The indemnity provided for in this Section 2.7 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.

2.8           Indemnification by Selling Holders.  Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to Losses caused by any untrue statement or omission included or omitted in conformity with information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement contemplated by this Agreement or any related preliminary prospectus, prospectus or prospectus supplement relating to the Registrable Securities (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto).  In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.7.  Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8.  The liability of any Selling Holder pursuant to this Section 2.8 may not, in any event, exceed the net proceeds received by such Selling Holder from sales of Registrable Securities giving rise to the indemnification obligations of such Selling Holder.

2.9           Conduct of Indemnification Proceedings.  In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.7 or 2.8, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an

“Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them and, in all such cases, the Indemnifying Party shall only be responsible for the reasonable fees and expenses of such counsel.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties not having actual or potential differing interests among them, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.8, the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Loss (to the extent stated above) resulting from such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

2.10         Contribution.  If the indemnification provided for in Section 2.7 or 2.8 hereof is unavailable to an Indemnified Party or insufficient in respect of any Losses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses , claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus.  The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Indemnifying Party shall not be required to contribute pursuant to this Section 2.10 if there has been a settlement of any proceeding effected without its written consent.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total commissions and discounts received by such Underwriter in connection with the sale of the securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Holder’s obligations to contribute pursuant to this Section 2.10 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

2.11         Participation in Underwritten Registrations.  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements  and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

2.12         Rule 144.  Until such date as no Holder owns any Registrable Securities, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

2.13         Holdback Agreements.

(a)           Temporary Suspension of Rights to Sell Based on Confidential Information or Material Transaction.  If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2.1 or a Demand Registration under Section 2.2 hereof or the use of any related preliminary prospectus, prospectus or prospectus supplement (i) would require the public disclosure of previously non-public material information that the Company has a bona fide business purpose for preserving as confidential that the Company is not otherwise required by applicable securities laws or regulations to disclose (the “Confidential Information”) or (ii) would materially interfere with any good faith proposal or plan by the Company or any of its Affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering or other material transaction, and upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.13(a) is no longer necessary; provided, however, in no event shall any such suspension be for more than an aggregate of 120 days in any rolling twelve month period or for more than 90 consecutive days.  The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.  Nothing in this Section 2.13(a) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.

(b)           Temporary Suspension of Rights to Sell Based on Exchange Act Reports Not Yet Filed or Regulation S-X.  (i) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, (ii) if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, or (iii) if the Company has acquired or proposes to acquire one or more properties which in the aggregate are significant for purposes of Rule 3-14 of Regulation S-X, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended (to the extent required under the Securities Act or the Exchange Act) until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.  The Company agrees to use its commercially reasonable efforts to file such reports or obtain and file the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement as promptly as practicable. Nothing in this Section 2.13(b) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 at any time.

(c)           Restrictions on Public Sale by Holder of Registrable Securities. With respect to underwritten offerings prior to the second anniversary of the date of this Agreement, for so long as the Holder beneficially owns one percent or more of the outstanding Common Stock (assuming conversion of such Holder’s OP Units or other convertible securities but not any other OP Units or convertible securities), each Holder agrees not to sell, offer for sale or otherwise transfer any Registrable Securities during any of the following periods:

(i)            unless the lead Underwriter administering the offering otherwise agrees, the period commencing five days prior to the anticipated effective date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after such effectiveness; and

(ii)           in the case of a Rule 415 registration statement, unless the lead Underwriter administering the offering otherwise agrees, the period commencing five days prior to the anticipated date of the Company’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution.

(d)           Notwithstanding the provisions of Section 2.13(c):

(i)            any applicable period shall terminate on such earlier date as the Company gives notice to the Holders that the Company declines to proceed with any such offering set forth in Section 2.13(c);

(ii)           all executive officers and directors of the Company then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

(iii)          the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.

2.14         Suspension Rights.  In the event of:

(a)           any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement contemplated by this Agreement for amendments or supplements to such registration statement or related preliminary prospectus, prospectus or prospectus supplement or for additional information;

(b)           the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement or the initiation of any proceedings for that purpose;

(c)           the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

(d)           any event or circumstance that necessitate the making of any changes in a registration statement contemplated by this Agreement or related preliminary prospectus, prospectus or prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of a preliminary prospectus, prospectus or prospectus supplement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

then the Company shall deliver a written notice to the Holders with Registrable Securities covered by such registration statement or related preliminary prospectus, prospectus or prospects supplement (the “Suspension Notice”) to the effect of the foregoing (which do not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, such Holders will refrain from selling any Registrable securities pursuant to such registration statement (a “Suspension”) until such Holder’s receipt of copies of a supplemented or amended preliminary prospectus, prospectus or prospectus supplement prepared an filed by the Company, or until it is advised in writing by the Company that the current preliminary prospectus, prospectus or prospectus supplement may be used, and has received copies of any additional or supplement filings that are incorporated or deemed incorporated by reference in any such preliminary prospectus, prospectus or prospectus supplement.  In the event of any Suspension, the Company will use commercially reasonable efforts to cause the use of the preliminary prospectus, the prospectus or the prospectus supplement so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to such Holders, subject to Section 2.13.  The Suspension and Suspension Notice shall be held in confidence and not disclosed by such Holders, except as required by law.

2.15         Other Registration Rights.  Nothing herein shall prohibit the Company from granting to any Person the right to cause the Company to register any securities of the Company under the Securities Act; provided, that the Company shall not enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are pari passu or senior to the registration rights provided in this Agreement to the Holders or any other rights that conflict with the rights of the Holders under this Agreement or otherwise limits or reduces such rights.  The Company shall cause each other holder of Common Stock (or any security convertible or exchangeable into Common Stock) who obtains the right, after the date of this Agreement, to propose a registration giving rise to a Piggy-Back Registration, if any, to agree not to transfer any shares of Common Stock or securities convertible into or exchangeable for Common Stock, for the applicable periods set forth in Section 2.13(c).

2.16         Survival.  The obligations of the Company and the Holders under Sections 2.7, 2.8, 2.9 and 2.10 hereof shall survive the completion of any offering of Registrable Securities and the termination or expiration of this Agreement.

ARTICLE III
MISCELLANEOUS

3.1           Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

3.2           Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding.  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

3.3           Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery to the address set forth on the signature page hereto, or to such other address and to such other Persons as any party hereto may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

3.4           Successors and Assigns.  Except as expressly provided in this Agreement, the rights and obligations of the Initial Holders under this Agreement shall not be assignable by any

Initial Holder to any Person that is not an Initial Holder.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

3.5           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

3.6           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law provisions thereof.

3.7           Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

3.8           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

3.9           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

3.10         No Third Party Beneficiaries.  Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

STAG Industrial, Inc., a Maryland corporation

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Fax: 617-514-0052

OPERATING PARTNERSHIP

STAG Industrial Operating Partnership, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	President

99 High Street, 28th Floor
Boston, MA 02110
Attention: General Counsel
Fax: 617-514-0052

[Signature Page to Registration Rights Agreement]

CONTRIBUTORS

STAG GI INVESTMENTS, LLC

By:	STAG MANAGER, LLC, its manager

	By:	/s/ Benjamin S. Butcher

	Name:	Benjamin S. Butcher

	Title:	President

Address:

[Signature Page to Registration Rights Agreement]

STAG INVESTMENTS III, LLC

By:	STAG MANAGER III, LLC, a Delaware limited liability company, its manager

	By:	/s/ Benjamin S. Butcher

	Name:	Benjamin S. Butcher

	Title:	President

Address:

STAG INVESTMENTS IV, LLC

By:	STAG MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Benjamin S. Butcher

	Name:	Benjamin S. Butcher

	Title:	President

Address:

[Signature Page to Registration Rights Agreement]

NET LEASE AGGREGATION FUNDS, LLC

By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	Manager

Address:

INNOVATIVE PROMOTIONS LLC

By:	/s/ Steven Fischman
	Name:	Steven Fischman
	Title:	Manager

Address:

[Signature Page to Registration Rights Agreement]

/s/ Gregory W. Sullivan
GREGORY W. SULLIVAN

Address:

ROSEVIEW CAPITAL PARTNERS LLC

By:	/s/ Vincent J. Costantini
	Name:	Vincent J. Costantini
	Title:	Managing Member

Address:

[Signature Page to Registration Rights Agreement]

BSB STAG III, LLC

By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	Manager

Address:

STAG III EMPLOYEES, LLC

By: BSB STAG III, LLC

By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	Manager

Address:

[Signature Page to Registration Rights Agreement]

NED STAG III RESIDUAL LLC

By:	/s/ Steven Fischman
	Name:	Steven Fischman
	Title:	Manager

Address:

/s/ Benjamin S. Butcher
BENJAMIN S. BUTCHER

Address:

[Signature Page to Registration Rights Agreement]